                                                                    EXHIBIT 10.3
                                                                    ------------

                   FORM OF SECURITY AGREEMENT AND ASSIGNMENT
                   -----------------------------------------
                          OF EARNINGS AND INSURANCES
                          --------------------------

          SECURITY AGREEMENT AND ASSIGNMENT OF EARNINGS AND INSURANCES (as amended, modified or supplemented from time to time, this "Agreement"), dated as of August 31, 2000, made by R&B Falcon Corporation (the "Assignor") and Christiania Bank og Kreditkasse ASA, New York Branch, as Collateral Agent (the "Collateral Agent"), for the benefit of the Banks, the Issuing Banks, and each Agent under, and as defined in, the L/C Credit Agreement (as defined below) (such Banks, Issuing Banks and Agents are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, capitalized terms used herein and defined in the L/C Agreement shall be used herein as so defined.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Assignor, the banks from time to time party thereto, Credit Agricole Indosuez, Credit Lyonnais New York Branch, as Syndication Agent, and Christiana Bank og Kreditkasse ASA, New York Branch, as Administrative Agent, have entered into a Letter of Credit and Reimbursement Agreement, dated as of August 31, 2000 (as modified, supplemented or amended from time to time, the "L/C Agreement"), providing for the issuance of, and participation in, Letters of Credit as contemplated therein;

          WHEREAS, the Assignor desires to have Letters of Credit issued for its account under the L/C Agreement;

          WHEREAS, the Company is the sole owner of (x) the Panama flag offshore drilling vessels, (i) J.W. MCLEAN, Official Number 25384-PEXT-3, (ii) J.T. ANGEL, Official Number 27302-PEXT-3, (iii) RANDOLPH YOST, Official Number 27265-PEXT-3, and (iv) D.R. STEWART, Official Number 26724-PEXT-3, and (y) the U.S. flag offshore drilling vessel GEORGE H. GALLOWAY, Official Number 651646, (collectively, the "Collateral Vessels" and each, a "Collateral Vessel", and, in each case as such vessel is further defined in the Mortgage covering such vessel);

          WHEREAS, it is a condition precedent to the issuance of additional Letters of Credit under the L/C Agreement and to the occurrence of the Effective Date that the Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby make the following representations and warranties to the Collateral Agent and hereby covenant and agree with the Collateral Agent as follows:

          SECTION 1.  OBLIGATIONS SECURED; ESTABLISHMENT OF CONCENTRATION
ACCOUNT.

          1.01 This Agreement is made for the benefit of the Secured Creditors to secure (i) the full and prompt payment when due of (x) all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the L/C Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Assignor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the L/C Agreement and the other Credit Documents and the prompt and complete performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the L/C Agreement and the other Credit Documents; (ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Assignor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees of counsel to the Collateral Agent and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement (all such obligations, liabilities, sums and expenses referred to in clauses (i) through (iv) above being collectively referred to as the "Obligations"). It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          1.02 The Collateral Agent has established in the name and for the benefit of the Collateral Agent, as agent for the Secured Creditors, an account (Account No.: 0062611902, Account Name: R&B Falcon Concentration Account) (the "Concentration Account") for purposes of this Agreement, which Concentration Account is maintained at the Collateral Agent's office located at 11 West 42/nd/ Street, 7/th/ Floor, New York, New York 10036. The Concentration Account shall be under the sole dominion and control of the Collateral Agent, as agent for the Secured Creditors, and the Collateral Agent shall have the sole right to direct withdrawals from the Concentration Account and to excercise all rights with respect to the Earnings Collateral (as defined below) from time to time therein pursuant to the terms of this Agreement. All Earnings Collateral delivered to or held by or on behalf of the Collateral Agent pursuant hereto shall be held in the Concentration Account in accordance with the provisions hereof.

          SECTION 2.  ASSIGNMENT OF EARNINGS.

          2.01 (a) The Assignor, as legal and beneficial owner, hereby pledges, assigns, transfers and sets over unto the Collateral Agent for the benefit of the Secured Creditors and their successors and assigns, and hereby grants the Collateral Agent a continuing possessory lien and first priority security interest in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (all of the following, collectively, the "Earnings Collateral"): (i) the Earnings (as defined below) of the Collateral Vessels from any source, (ii) all monies or other compensation payable by reason of requisition of title or for hire or other compulsory acquisition of the Collateral Vessels, (iii) the Concentration Account, together with all of the Assignor's right, title and interest in and to all sums of property (including cash equivalents and other investments) now or at any time hereafter on deposit therein, credited thereto or payable thereon, and all instruments, documents and other writings evidencing the Concentration Account, and (iv) all proceeds and products of any and all of the foregoing.

          (b)  For the purpose of this Section 2, "Earnings" shall mean:

               (x) all rent, charterhire and other monies and rights and claims to monies other than the local currency portion necessary to cover direct operating expenses relating to the relevant contract;

               (y) all of the Assignor's right, title and interest to and in any monies whatsoever payable to the Assignor under any bareboat or time charter, drilling contract, or other contract for the use or employment of any Collateral Vessel (collectively, the "Collateral Vessel Contracts"), and all other rights and benefits whatsoever accruing to the Assignor thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages for any breach by any charterer or other party thereto of any Collateral Vessel Contract; and

               (z) all freights (if any), passage monies (if any), hire monies (if any), compensation (if any) payable to the Assignor in the event of the requisition of any Collateral Vessel for hire, remuneration for salvage and towage services (if any), demurrage and detention monies (if any), and any other earnings whatsoever due or to become due to the Assignor with respect to any Collateral Vessel.

          2.02 Pursuant to Section 6.10 of the L/C Agreement, the Assignor is obligated to deposit all of the Earnings of the Company and its Subsidiaries arising from the operation of the Collateral Vessels into the Concentration Account. Subject to the provisions of Section 2.03 of this Agreement, the Assignor is hereby authorized by the Collateral Agent to direct the disposition of any and all monies, instruments and other securities deposited in the Concentration Account (which amount shall include, without limitation, (i) the accounts receivable included in, or representing proceeds of, the Earnings Collateral, and (ii) any funds representing payments of such Earnings Collateral (or part thereof)) for use by the Assignor in a manner permitted by the L/C Agreement.

          2.03 Upon the occurrence of an Event of Default pursuant to Section
7.05 or Section 7.06 of the L/C Agreement and without any further act or notice, or upon the giving by the Collateral Agent of a written notice to any Assignor after the occurrence and during the continuance of any other Event of Default, the authorization granted by the Collateral Agent to the Assignor to direct the disposition of funds deposited in the Concentration Account as set forth in Section 2.02 shall terminate.

          2.04 Upon the occurrence of an Event of Default, the Assignor hereby represents, warrants and undertakes that:

          (a) notice of this Agreement in the form attached hereto as Annex I will be promptly delivered to all charterers of the Collateral Vessels and any other party that has entered into a Collateral Vessel Contract; and

          (b) it will use its good faith efforts to cause any charterer to execute a Consent and Agreement to this Agreement in the form attached hereto as Annex II and deliver such Consent and Agreement to the Collateral Agent.

          2.05 Upon the occurrence of an Event of Default, the Collateral Agent shall be entitled to receive all payments of Earnings of the Collateral Vessels payable to the Assignor and assigned hereby. Such payment shall be made to the Concentration Account or to any other account designated by the Collateral Agent for receipt of such payments and the Assignor shall cause all sums so payable to the Assignor and assigned hereby to be paid directly into any such account designated at such time by the Collateral Agent.

          2.06 It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under all charters and contracts pertaining to the Collateral Vessels to perform the obligations assumed by it thereunder, and the Collateral Agent shall have no obligation or liability of any nature whatsoever under any such charter or contract by reason of, or arising out of, this Agreement, nor shall the Collateral Agent be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

          2.07 The Assignor shall promptly notify the Collateral Agent in writing of the commencement and termination of any period during which any of the Collateral Vessels owned by it is requisitioned.

          2.08 Upon the occurrence of an Event of Default, the Collateral Agent has the right to give notice of this Agreement to all account debtors.

          2.09 The Collateral Agent shall not be required to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless and until indemnified to its satisfaction, to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

          2.10 The Assignor hereby authorizes the Collateral Agent, at the expense of the Assignor, to execute and file Financing Statements (Form UCC-1 or equivalent) and amendments thereto as provided in Article 9 of the Uniform Commercial Code in respect of the Earnings Collateral.

          SECTION 3.  ASSIGNMENT OF INSURANCE.

          3.01 The Assignor, as legal and beneficial owner, hereby sells, assigns, transfers and sets over unto the Collateral Agent for the benefit of the Secured Creditors and their successors and assigns, and hereby grants the Collateral Agent a lien and security interest in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (all of the following, collectively, the "Insurance Collateral"):
(i) all insurances (including, without limitation, all certificates of entry in protection and indemnity and war risks associations or clubs) in respect of such Collateral Vessels, whether heretofore, now or hereafter effected, and all renewals of or replacements for the same, (ii) except as hereinafter provided, all claims, returns of premium and other monies and claims for monies due and to become due under or in respect of said insurances, (iii) all other rights of the Assignor under or in respect of said insurances and (iv) any proceeds and products of any and all of the foregoing.

          3.02 It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under said insurances to perform all of the obligations assumed by it thereunder and the Collateral Agent shall have no obligation or liability (including, without limitation, any obligation or liability with respect to the payment of premiums, calls or assessments) under said insurances by reason of or arising out of this instrument of assignment nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of the Assignors under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which or may have been assigned to it or to which it may be entitled hereunder at any time or times.

          3.03 The Assignor hereby covenants and agrees to deliver notice of this Assignment, in the form of Annex III hereto, to all underwriters and that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby, the Assignor shall use its good faith efforts to obtain such consent in the form of Annex IV hereto, and evidence thereof shall be given to the Collateral Agent, and there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to additional named assured or loss payees as the Collateral Agent may reasonably request. In all cases, unless otherwise agreed in writing by the Collateral Agent, such slips, cover notes, notices, certificates of entry or other instruments shall show the Collateral Agent and the Banks as additional named assured and shall provide that there will be no recourse against the Collateral Agent for payment of premiums, calls or assessments.

          3.04 In the event that the Insurance Collateral or any portion thereof is sold in connection with a sale permitted by the L/C Agreement or is otherwise released at the direction of the Required Banks (or all the Banks, to the extent required by Section 10.14 of the L/C Agreement), the Collateral Agent, at the request and expense of the Assignor, will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Insurance Collateral (and releases therefor) as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. At any time that the Assignor desires that the Insurance Collateral or a portion thereof be released as provided in this Section 3.04, the Assignors shall deliver to the Collateral Agent a certificate signed by an Authorized Officer stating that the release of the Insurance Collateral or portion thereof is permitted pursuant to this Section 3.04.

          3.05 The Assignor hereby authorizes the Collateral Agent, at the expense of the Assignor, to execute and file Financing Statements (Form UCC-1 or equivalent) and amendments thereto as provided in Article 9 of the Uniform Commercial Code in respect of the Insurance Collateral.

          SECTION 4.  EQUIPMENT.

          4.01 The Assignor, as legal and beneficial owner, hereby sells, assigns, transfers and sets over unto the Collateral Agent for the benefit of the Secured Creditors and their successors and assigns, and hereby grants the Collateral Agent a lien and security interest in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (all of the following, collectively, the "Equipment Collateral" and, together with the Earnings Collateral and the Insurance Collateral, the "Collateral"): (i) all items of equipment of the Assignor used in connection with any of the Collateral Vessels, whether currently owned or hereafter acquired, and whether on board the respective Collateral Vessel or not and (ii) any proceeds and products of any and all of the foregoing.

          4.02 In the event that the Equipment Collateral or any portion thereof is sold in connection with a sale permitted by the L/C Agreement or is otherwise released at the direction of the Required Banks (or all the Banks, to the extent required by Section 10.14 of the L/C Agreement), the Collateral Agent, at the request and expense of the Assignor, will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Insurance Collateral (and releases therefor) as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. At any time that the Assignor desires that the Equipment Collateral or a portion thereof be released as provided in this section, the Assignors shall deliver to the Collateral Agent a certificate signed by an Authorized Officer stating that the release of the Equipment Collateral or portion thereof is permitted pursuant to this Section 4.02.

          4.03 The Assignor hereby authorizes the Collateral Agent, at the expense of the Assignor, to execute and file Financing Statements (Form UCC-1 or equivalent) and amendments thereto as provided in Article 9 of the Uniform Commercial Code in respect of the Equipment Collateral.

          SECTION 5.  FURTHER ASSURANCES.

          The Assignor will, at any time and from time to time, at their own expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder.

          SECTION 6.  TRANSFERS AND OTHER LIENS.

          The Assignor will not, without the written consent of the Collateral Agent, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest in the Collateral or (ii) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral except for the security interest purported to be created hereby.

          SECTION 7.  ATTORNEY-IN-FACT.

          The Assignor hereby appoints the Collateral Agent as the Assignor's attorney-in-fact, with full authority only after the occurrence of and during the continuance of an Event of Default, in the place and stead of the Assignor and in the name of the Assignor or otherwise, from time to time in the Collateral Agent's discretion to execute any instrument and to take any other action which the Collateral Agent may in good faith reasonably deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Collateral Agent of any or all of its rights hereunder, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Assignor and representing any interest payment or other distribution in respect of the Collateral and to give full discharge for the same and (ii) to execute and deliver any and all instruments and other documents that the Collateral Agent may request in connection with the exercise by the Collateral Agent of any or all of its rights hereunder. Such appointment of the Collateral Agent as attorney-in-fact is irrevocable and coupled with an interest.

          SECTION 8.  PERFORMANCE BY THE COLLATERAL AGENT.

          If the Assignor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform or cause performance of such agreement or obligation, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable to the Collateral Agent by the Assignor.

          SECTION 9.  RESPONSIBILITY OF THE COLLATERAL AGENT.

          Other than the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Assignor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any cash in accordance herewith in the absence of its or their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) or for any losses incurred by reason of investments made by the Collateral Agent pursuant to Section 2.03 or (ii) for any action taken or omitted to be taken by the Collateral Agent (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Collateral Agent hereunder or (y) in accordance with any instructions or other notice which the Collateral Agent believes in good faith to be properly given by the Assignors hereunder. This Section 9 shall have no application to Christiania Bank og Kreditkasse ASA, New York Branch, except in its capacity as Collateral Agent.

          SECTION 10. APPLICATION OF PROCEEDS.

          (a) Subject to the applicability of Section 6.01 of the Mortgages, all monies collected by the Collateral Agent upon any sale or other disposition of any Collateral, together with all other monies received by the Collateral Agent hereunder or under any of the other Security Documents, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of Section 1.01;

          (ii) second, to the extent monies remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 10(c), with each Secured Creditor receiving an amount equal to such Obligations held by it or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

          (iii) third, to the extent monies remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Agreement pursuant to Section 13, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

          (b) For purposes of this Agreement "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount in respect of any Obligations, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Obligations owing to or held by such Secured Creditor and the denominator of which is the then outstanding amount of all such Obligations. For purposes of determining the amount payable to each Secured Creditor, the Collateral Agent shall be entitled to request each Secured Creditor to furnish it with written notice of the amount of Obligations then owed to it and shall be entitled to rely upon the amounts stated therein in making such distributions.

          (c) All payments required to be made to Secured Creditors hereunder shall be made to the Collateral Agent for the account of the Secured Creditors.

          (d) For purposes of applying payments received in accordance with this Section 10, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the L/C Agreement and (ii) the Secured Creditors for a determination (which the Administrative Agent and each Secured Creditor, by their acceptance of the benefits of this Agreement shall be obligated to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the L/C Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that
(x) no obligations other than principal, interest and regularly accruing fees are owing to any Secured Creditor.

          SECTION 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
ASSIGNORS.

          The Assignor hereby warrants and represents that it has not assigned or pledged, and hereby covenants that, without the prior written consent of the Collateral Agent thereto, so long as this Agreement shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Collateral Agent, its successors or assigns, and that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Collateral or this Agreement, or of any of the rights created in the Collateral by this Agreement.

          SECTION 12. INDEMNITY.

          12.01 (a) The Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 12.01 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 12.01 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, the L/C Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any such Credit Document or other document, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 12.01(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 12.01(a), the Assignor agrees to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 12.01(a) or (b), the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement, the L/C Agreement or any other Credit Document or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement, the L/C Agreement or any other Credit Document.

          (d) If and to the extent that the obligations of the Assignor under this Section 12.01 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12.02 Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Section 12 shall continue in full force and effect notwithstanding the full payment of all of the Obligations under the L/C Agreement and notwithstanding the discharge thereof.

          SECTION 13.  TERMINATION; RELEASE; PARTIAL RELEASE.

          (a) On the date on which the L/C Agreement and all Letters of Credit shall have been terminated, and all Obligations shall have been irrevocably paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignor, will execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may remain in the possession of the Collateral Agent together with any moneys at the time held by the Collateral Agent hereunder.

          SECTION 14.  NOTICES, ETC.

          Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be delivered and become effective in accordance with Section 10.03 of the L/C Agreement.

          SECTION 15.  MISCELLANEOUS.

          15.01 This Agreement shall be binding upon the Assignor and their successors and assigns (although the Assignor may not assign their rights or obligations under this Agreement) and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered (including by way of facsimile transmission) a copy hereof. In the event that any provision of this Agreement shall at any time for any reason be declared or decided to be invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Agreement, or the validity of this Agreement as a whole. In the event that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court of competent jurisdiction, or by any other reason whatsoever, this Agreement is rendered either wholly or partly defective, the Assignor shall furnish the Collateral Agent with an alternative assignment or security and do all such other acts as are reasonably required in order to ensure and give effect to the full intent of this Agreement.

          15.02 It is declared and agreed that the security created by this Agreement shall be held by the Collateral Agent as a continuing security for the payment of all monies which may at any time and from time to time be or become payable by the Assignors under the L/C Agreement and the other Credit Documents and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Collateral Agent for all or any part of the moneys hereby secured.

          15.03 Each and every right, power and remedy given herein or in the L/C Agreement or in the other Credit Documents to the Collateral Agent shall be cumulative and shall be in addition to every other right, power and remedy of the Collateral Agent now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Collateral Agent, and the exercise or the commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Collateral Agent in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Collateral Agent of any security or of any payment of or on account of any of the amounts due from the Assignor to the Collateral Agent and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

          SECTION 16. WAIVER; AMENDMENT.

          None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Collateral Agent (with the consent of either the Required Banks or, to the extent required by Section 10.14 of the L/C Agreement, all of the Banks).

          SECTION 17. SECURED CREDITOR ACKNOWLEDGMENT.

          By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in Section 9 of the L/C Agreement.

                                   *   *   *

          IN WITNESS WHEREOF, the Assignor and the Collateral Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

ADDRESS:                                  R&B FALCON CORPORATION, as Assignor
901 Threadneedle
Suite 200
Houston, Texas 77079                      By__________________________________
Attention: General Counsel                  Title: Executive Vice President
Tel:(713) 496-5000                                 & Chief Financial Officer
Fax:(713) 496-0285


11 West 42nd Street                       CHRISTIANIA BANK og KREDITKASSE ASA,
New York, New York 10036                   NEW YORK BRANCH, as Collateral Agent
Attention: Hans Chr. Kjelsrud
Tel: (212) 827-4814
Fax: (212) 827-4888

                                          By__________________________________
                                           Title: Senior Vice President

                                          By__________________________________
                                           Title: Senior Vice President

                                                                   ANNEX I
                                                                     to
                                                              Security Agreement
                                                              ------------------
                         FORM OF NOTICE OF ASSIGNMENT
                         ----------------------------

TO:

TAKE NOTICE THAT:

     By the Security Agreement and Assignment of Earnings and Insurances, dated as of August 31, 2000, made by R&B Falcon Corporation and Christiania Bank og Kreditkasse ASA, New York Branch, as Collateral Agent (the "Assignee"), and relating to the [United States] [Panamanian] flag vessel ________ (the "Collateral Vessel"), we have assigned to the Assignee as from the date hereof all our right, title and interest in and to any monies whatsoever payable to us under that certain contract, dated as of ________ __, ____ (the "Contract"), between yourselves and the undersigned concerning the Collateral Vessel (as the Contract may at any time be amended, modified or supplemented from time to time), and all other rights and benefits whatsoever accruing to us which arise or may arise from the operation of the Collateral Vessel under the Contract including (but without prejudice to the generality of the foregoing) all claims for damages for any breach of the Contract by you.

DATED THIS ______ day of ____________, ____.

                                    [       ]

                                    By ___________________________
                                     Name:
                                     Title:

                                                                   ANNEX II
                                                                      to
                                                              Security Agreement
                                                              ------------------
                         FORM OF CONSENT AND AGREEMENT
                         -----------------------------

The undersigned, [       ], a party to the Contract to which the Notice of
Assignment delivered pursuant to the Security Agreement and Assignment of Earnings and Insurances (the "Security Agreement"), dated as of August 31, 2000, made by R&B Falcon Corporation and Christiania Bank og Kreditkasse ASA, New York Branch, as Collateral Agent (the "Assignee"), refers (terms defined in the Security Agreement are used herein with the same meaning), in exchange for good and valuable consideration, paid by the Assignee, the receipt of which is hereby acknowledged, hereby acknowledges notice of and consents and agrees to the foregoing collateral assignment of earnings described above and to all of the terms thereof and agrees that: (1) it will make payment directly to the account advised by the Assignee, of all monies due and to become due from it under the Contract until receipt of written notice from the Assignee that all obligations to the Banks secured by the Security Agreement have been paid in full; and (2) any such payment shall be final and the undersigned will not seek to recover from the Assignee for any reason whatsoever any monies paid by the undersigned to the Assignee by virtue of the Security Agreement and this Consent and Agreement but this shall not prevent the set off or credit against or deduction from any monies payable to the Assignee by virtue of the Security Agreement of amounts owing to the undersigned by the Assignor under the Contract.

[       ] confirms and agrees that the Contract is in full force and effect and is enforceable in accordance with its terms and the Assignor is not in default thereunder.

This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflicts of law.

Dated: ___________, ____

                              By_________________________
                                Name:
                                Title:

                                                                 ANNEX III
                                                                     to
                                                              Security Agreement
                                                              ------------------
                         FORM OF NOTICE OF ASSIGNMENT
                         ----------------------------

          R&B Falcon Corporation (the "Owner"), the owner of the [United States] [Panamanian] flag offshore drilling rig _____________ (the "Collateral Vessel"), HEREBY GIVES NOTICE that by a Security Agreement and Assignment of Earnings and Insurances, dated as of August 31, 2000, and made between the Owner and Christiania Bank og Kreditkasse ASA, New York Branch, as Collateral Agent (the "Assignee") for itself and certain other banks, the Owner assigned to the Assignee all of the Owner's right, title and interest in and to all insurances and the benefit of all insurances now or hereafter taken out in respect of the Collateral Vessel, and all other rights and benefits whatsoever accruing to us which arise or may arise from the insurances. This Notice of Assignment and the applicable loss payable clauses in the form of Annex IIIA to the Security Agreement are to be endorsed on all policies and certificates of entry evidencing such insurance.

                                      R&B FALCON CORPORATION

                                      By _________________________
                                         Name:
                                         Title:

                                                                  ANNEX IIIA
                                                                      to
                                                              Security Agreement
                                                              ------------------

                         FORM OF LOSS PAYABLE CLAUSES
                         ----------------------------

I. Hull and Machinery and War Risk
   -------------------------------

Loss, if any, with respect to the J. T. ANGEL; the D. R. STEWART; the RANDOLPH YOST; the J.W. MCLEAN; and/or the GEORGE H. GALLOWAY (collectively the Collateral a Vessels and individually a Collateral Vessel) payable to Christiania Bank og Kreditkasse ASA, New York Branch, as collateral agent (the "Collateral Agent") for itself, the Banks and the Agents, as such terms are defined in that certain Letter of Credit and Reimbursement Agreement, dated as of August 31, 2000 (as modified, amended or supplemented from time to time, the "Credit Agreement"), among (i) R&B Falcon Corporation (the "Owner"), (ii) the financial institutions listed from time to time on Schedule II to the Credit Agreement, (iii) Credit Agricole Indosuez, (iv) Credit Lyonnais New York Branch, as Syndication Agent, and (v) Christiania Bank og Kreditkasse ASA, New York Branch, as Administrative Agent, for distribution by the Collateral Agent to itself, the Banks, the Agents and the Owner, as their respective interests may appear, or to their order, except that unless underwriters shall have been otherwise instructed by notice in writing from the Collateral Agent:

     (i) any loss with respect to collision liability risks may be paid directly to the Owner to reimburse it for any loss, damage or expense incurred by it and covered by this insurance or to the person to whom any liability covered by this insurance has been incurred, provided that in the latter event the underwriter shall have first received evidence that the liability insured against has been discharged; and

     (ii) in the case of any loss (other than a loss covered by (i) above or by the next following paragraph of this loss payable clause) involving any damage to a Vessel, the underwriters may pay directly for the repair, salvage or other charges involved or, if the Owner shall have first fully repaired the damage or paid the salvage or other charges, may pay the Owner as reimbursement therefor; provided, however, that
                                                       --------  -------
          if such damage involves a before deductible loss in excess of Five Million United States Dollars (US$5,000,000), the underwriters shall not make such payment without first obtaining the written consent thereto of the Collateral Agent (which consent shall not be unreasonably withheld).

In the event of (i) the actual, constructive, arranged, agreed, or compromised total loss of a Vessel; (ii) the requisition for title or other compulsory acquisition or forfeiture of a Collateral Vessel otherwise than by requisition for hire; (iii) the capture, seizure, arrest, detention or confiscation of a Collateral Vessel by any government or by persons acting or purporting to act on behalf of any government unless the Collateral Vessel is released from such capture, seizure, arrest or detention within ninety (90) days after the occurrence thereof (any of the foregoing being herein referred to as a "Total Loss"), all insurance payments therefor shall be paid to the Collateral Agent for distribution by the Collateral Agent to itself, the Banks, the Agents and the Owner, as their respective interests may appear, or to their order. A Collateral Vessel shall not

                                                                  ANNEX IIIA
                                                                      to
                                                              Security Agreement
                                                              ------------------
                                                                    Page 2

be declared, or agreed to be, a Total Loss without the prior written consent of the Collateral Agent.

II. Protection and Indemnity
    ------------------------

Payment of any recovery the R&B Falcon Corporation (the "Owner") or any affiliate of the Owner is entitled to receive out of the funds of the Association in respect of any liability, costs or expenses incurred by the Owner or any affiliate of the Owner with respect to the J. T. ANGEL; the D. R. STEWART; the RANDOLPH YOST; the J.W. MCLEAN; and/or the GEORGE H. GALLOWAY (collectively the Collateral and Vessels and individually a Collateral Vessel) shall be made to the Owner or to its order unless and until the Association receives notice from Christiania Bank og Kreditkasse ASA, New York Branch, as collateral agent (the "Collateral Agent") that an Event of Default has occurred under any Mortgage (as such term is defined in that certain Letter of Credit and Reimbursement Agreement, dated as of August 31, 2000 (as modified, amended or supplemented from time to time, the "Credit Agreement"), among (i) the Owner,
(ii) the financial institutions listed from time to time on Schedule II to the Credit Agreement, (iii) Credit Agricole Indosuez, (iv) Credit Lyonnais New York Branch, as Syndication Agents; and (v) Christiania Bank og Kreditkasse ASA, New York Branch, as Administrative Agent), in which event all recoveries shall thereafter be paid to the Collateral Agent, or its order, provided always that no liability whatsoever shall attach to the Association, its Managers or their Agents for failure to comply with the later obligation until after the expiry of two clear business days from the receipt of such notice. The Association shall, unless it receives from the Collateral Agent notice to the contrary, be at liberty at the request of the Owner to provide bail or other security to prevent the arrest or obtain the release of any Vessel without liability to the Collateral Agent.

                         FORM OF CONSENT AND AGREEMENT
                         -----------------------------

          The undersigned, [          ], a party to the Contract to which the
Notice of Assignment delivered pursuant to the Security Agreement and Assignment of Earnings and Insurances (the "Security Agreement"), dated as of August 31, 2000, made by R&B Falcon Corporation to Christiania Bank og Kreditkasse ASA, New York Branch, as Collateral Agent (the "Assignee") refers (terms defined in the Security Agreement are used herein with the same meaning), hereby acknowledges notice of and consents and agrees to the collateral assignment of insurance described above and to all of the terms thereof and agrees that it will make payment directly to the account advised by the Assignee, of all monies due and to become due from it under the Contract until receipt of written notice from the Assignee that all obligations to the Banks secured by said Security Agreement have been paid in full.

          This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflicts of law.

Dated: ___________, ____

                              [               ]

                              By___________________________________
                                Name:
                                Title: